=================================================================Household
Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
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Servicer Certificate                                             (Page 1 of 3)
Distribution Date:                                                    05/20/97

Investor Certificateholder Floating Allocation Percentage               96.55%
Investor Certificateholder Fixed Allocation Percentage                  97.90%
Aggregate Amount of  Collections                                 12,143,025.77
Aggregate Amount of  Interest Collections                         3,406,572.64
Aggregate Amount of  Principal Collections                        8,736,453.13
Class A Interest Collections                                      3,288,933.47
Class A Principal Collections                                     7,904,935.45
Seller Interest Collections                                         117,639.17
Seller Principal Collections                                        831,517.68
Weighted Average Loan Rate                                              13.99%
Net Loan Rate                                                           12.99%
Weighted Average Maximum Loan Rate                                      19.51%
Class A-1 Certificate Rate                                               5.91%
Maximum Investor Certificate Rate                                       12.99%
Class A-1 Certificate Interest Distributed                        1,205,047.05
Class A-1 Investor Certificate Interest Shortfall before Policy Draw      0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-1 Carryover Interest Amount                                0.00
Class A-2 Certificate Rate                                               5.88%
Maximum Investor Certificate Rate                                       12.99%
Class A-2 Certificate Interest Distributed                           52,742.58
Class A-2 Investor Certificate Interest Shortfall before Policy Draw      0.00
Unpaid Class A-2 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-2 Carryover Interest Amount                                0.00
Maximum Principal Dist. Amount (MPDA)                             8,553,380.75
Alternative Principal Dist. Amount (APDA)                         7,904,935.45
Rapid Amortization Period? (Y=1, N=0)                                     0.00
Scheduled Principal  Distribution Amount (SPDA)                   7,904,935.45
Principal  allocable to Class A-1                                 7,571,971.66
Principal allocable to Class A-2                                    332,963.79
SPDA deposited to Funding Account                                         0.00
Accelerated Principal Distribution Amount                                 0.00
APDA allocable to Class A-1                                               0.00
APDA allocable to Class A-2                                               0.00
Reimbursement to Credit Enhancer                                          0.00
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount                                             206,595.42
Reduction in Certificate Principal Balance due to Current Class A-2
Liquidation Loss Amount                                               9,084.66
Cumulative Investor Liquidation Loss Amount                         215,680.08
Total Principal allocable to A-1                                  7,778,567.08
Total Principal allocable to A-2                                    342,048.45
Beginning Class A-1 Certificate Principal Balance               253,223,947.54
Beginning Class A-2 Certificate Principal Balance                11,134,957.62
Ending Class A-1 Certificate Principal Balance                  245,445,380.45
Ending Class A-2 Certificate Principal Balance                   10,792,909.18
Class A-1 Factor                                                     0.5396480
Class A-2 Factor                                                     0.5396455
Pool Factor (PF)                                                     0.5535304

Servicer Certificate                                            (Page 2 of  3)
Distribution Date:                                                    05/20/97

Retransfer Deposit Amount                                                 0.00
Servicing Fees Distributed                                          222,317.91
Beg. Accrued and Unpaid Inv. Servicing Fees                               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                             0.00
End. Accrued and Unpaid Inv. Servicing Fees                               0.00
Aggregate Investor Liquidation Loss Amount                          215,680.08
Investor Loss Reduction Amount                                            0.00
Beginning Pool Balance                                          276,323,799.44
Ending Pool Balance                                             268,195,039.75
Beginning Invested Amount                                       266,781,492.16
Ending Invested Amount                                          258,660,876.63
Beginning Seller Principal Balance                                9,542,307.28
Ending Seller Principal Balance                                   9,534,163.12
Additional Balances                                                 831,517.68
Beginning Funding Account Balance                                         0.00
Ending Funding Account Balance                                            0.00
Ending Funding Account Balance %(before any purchase of Subsequent Loans)0.00%
Principal Balance of Subsequent Loans                                     0.00
Beginning Reserve Account Balance                                 1,211,294.00
Ending Reserve Account Balance                                    1,211,294.00
Beginning Seller Interest                                              3.1545%
Ending Seller's Interest                                               3.5549%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                       558
     Trust Balance                                               17,426,118.37
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       139
     Trust Balance                                                4,349,392.84
   90+ days (Del Stat 3+)
     No. of Accounts                                                       328
     Trust Balance                                               10,995,960.44
   270+ days (Del Stat 9+)
     No. of Accounts                                                       117
     Trust Balance                                                3,777,819.73
   REO
     No. of Accounts                                                        36
     Trust Balance                                                  904,100.42
Rapid Amortization Event ?                                                  No
   Failure to make payment within 5 Business Days of Required Date ?        No
   Failure to perform covenant relating to Trust's Security Interest ?      No
   Failure to perform other covenants as described in the Agreement ?       No
   Breach of Representation or Warranty ?                                   No
   Bankruptcy, Insolvency or Receivership relating to Seller ?              No
   Subject to Investment Company Act of 1940 Regulation ?                   No
   Servicing Termination ?                                                  No
Event of Default ?                                                          No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security
   Interest ?                                                               No
   Failure by Servicer to perform other covenants as described in the
   Agreement?                                                               No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer ?     No
   Trigger Event ?                                                          No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer                                    0.00
Amount Distributed to Seller                                        949,156.85
Master Servicer Credit Facility Amount                                    0.00
Guaranteed Principal Distribution Amount                                  0.00
Credit Enhancement Draw Amount                                            0.00


Servicer Certificate                                            (Page 3 of  3)
Distribution Date:                                                    05/20/97

Application of Available Funds
     Aggregate Amount of Collections                             12,143,025.77
    Deposit for principal not used to purchase subsequent loans
     Servicing Fee                                                  222,317.91
     Prinicpal and Interest to Class A-1                          8,983,614.13
     Prinicpal and Interest to Class A-2                            394,791.03
     Seller's portion of Principal and Interest                     949,156.85
     Funds deposited into Funding Account (Net)                           0.00
     Funds deposited into Spread  Account                                 0.00
     Excess funds released to Seller                              1,593,145.85
     Total                                                       12,143,025.77


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.





A Servicing Officer





































Statement to Certificateholders                                  (Page 1 of 2)
Distribution Date:                                                    05/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage              96.5467%
Class A Certificateholder Fixed Allocation Percentage                 97.9045%
Beginning Class A-1 Certificate Balance                         253,223,947.54
Beginning Class A-2 Certificate Balance                          11,134,957.62
Class A-1 Certificate Rate                                            5.90750%
Class A-2 Certificate Rate                                            5.88000%
Class A-1 Certificate Interest Distributed                            2.649474
Class A-2 Certificate Interest Distributed                            2.637129
Class A-1 Certificate Interest Shortfall Distributed                  0.000000
Class A-2 Certificate Interest Shortfall Distributed                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall             0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall             0.000000
Rapid Amortization Event ?                                                  No
Class A-1 Certificate Principal Distributed                          17.102330
Class A-2 Certificate Principal Distributed                          17.102422
   Maximum Principal Distribution Amount                             18.013754
   Scheduled Principal  Distribution Amount (SPDA)                   16.648103
   Accelerated Principal Distribution Amount                          0.000000
   Aggregate Investor Liquidation Loss Amount Distributed             0.454231
Total Amount Distributed to Certificateholders                       19.297057
Principal Collections deposited into Funding Account                      0.00
Ending Funding Account Balance                                            0.00
Ending Class A-1 Certificate Balance                            245,445,380.45
Ending Class A-2 Certificate Balance                             10,792,909.18
Class A-1 Factor                                                     0.5396480
Class A-2 Factor                                                     0.5396455
Pool Factor (PF)                                                     0.5535304
Unreimbursed Liquidation Loss Amount                                      0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount                  0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount         0.00
Class A Servicing Fee                                               222,317.91
Beginning Invested Amount                                       266,781,492.16
Ending Invested Amount                                          258,660,876.63
Beginning Pool Balance                                          276,323,799.44
Ending Pool Balance                                             268,195,039.75
Credit Enhancement Draw Amount                                            0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                       558
     Trust Balance                                               17,426,118.37
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       139
     Trust Balance                                                4,349,392.84
   90+ days (Del Stat 3+)
     No. of Accounts                                                       328
     Trust Balance                                               10,995,960.44

   REO
     No. of Accounts                                                        36
     Trust Balance                                                  904,100.42
Aggregate Liquidation Loss Amount for Liquidated Loans              192,739.56
Class A-1 Certificate Rate for Next Distribution Date            To be updated
Class A-2 Certificate Rate for Next Distribution Date            To be updated
Amount of any Draws on the Policy                                         0.00
Subsequent Mortgage Loans
     No. of Accounts                                                      0.00
     Trust Balance                                                        0.00